UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share 2.25% senior notes due January 2021 3.125% senior notes due July 2025	ORCL	New York Stock Exchange New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2019, Oracle Corporation (“Oracle”) announced that the Board of Directors unanimously elected Vishal Sikka to serve as a director, effective as of December 10, 2019.

Dr. Sikka will be granted restricted stock units for shares of Oracle common stock (the “RSUs”) in accordance with Oracle’s Amended and Restated 1993 Directors’ Stock Plan. The RSUs will represent a pro rata amount of the annual equity award granted to non-employee directors based on the number of complete calendar months remaining in Oracle’s current fiscal year. The RSUs will fully vest on the first anniversary of the date of grant provided Dr. Sikka continues to serve as a director on the vest date. Dr. Sikka will also receive the standard cash compensation for Oracle’s non-employee directors.

Dr. Sikka has entered into Oracle’s standard form of indemnification agreement pursuant to which Oracle will indemnify him for certain actions taken in his capacity as a director.

Effective November 1, 2019, Oracle entered into a consulting agreement with Hang Ten Systems LLC (“Hang Ten”), a company wholly owned by Dr. Sikka. Under the agreement, Hang Ten is providing a minimum of twenty and maximum of fifty hours of consulting services and sales support to Oracle per month at a rate of $2,000 per hour. The agreement has a three-month term.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release – Oracle Names Vishal Sikka to the Board of Directors, dated December 9, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: December 9, 2019	By:	/s/ Brian S. Higgins
	Name:	Brian S. Higgins
	Title:	Vice President, Associate General Counsel and Secretary